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                                                                      EXHIBIT 21

                       FIDELITY NATIONAL FINANCIAL, INC.

                              LIST OF SUBSIDIARIES

                                                                    STATE OF
                        COMPANY NAME                              INCORPORATION
                        ------------                              -------------
A.S.A.P. Legal Publication Services, Inc. ..................    California
ACS Systems, Inc. ..........................................    California
Alamo Title Company.........................................    Texas
Alamo Title Company of Brazoria County, Inc., d/b/a Alamo       Texas
  Title Company.............................................
Alamo Title Company of Harris County, Inc., d/b/a Alamo         Texas
  Title Company.............................................
Alamo Title Company of Tarrant County, Inc., d/b/a Alamo        Texas
  Title Company.............................................
Alamo Title Holding Company.................................    Texas
Alamo Title Insurance.......................................    Texas
Alamo Title of Guadalupe County, Inc., d/b/a Alamo Title        Texas
  Company...................................................
Alamo Title of Travis County, Inc., d/b/a Alamo Title           Texas
  Company...................................................
Alexander Title Agency, Incorporated........................    Virginia
Amtitle Company.............................................    California
Arizona Sales and Posting, Inc. ............................    Arizona
Baton Rouge Title Company Inc. .............................    Louisiana
BHC&M, Ltd. ................................................    Virginia
Calwest Service Corporation.................................    California
Castle Advisors, Inc. ......................................    California
Castle Escrow Holdings, LLC.................................    California
CATCO, Inc. (50%)...........................................    Oklahoma
Chicago Home Warranty, Inc. ................................    California
Chicago Land Agency Services, Inc. (52%)....................    Illinois
Chicago Technology Services Corporation.....................    Illinois
Chicago Title Agency of Central Ohio, Inc. .................    Ohio
Chicago Title and Trust Company.............................    Illinois
Chicago Title Company.......................................    California
Chicago Title Company of Alameda County.....................    California
Chicago Title Exchange Accommodator, Inc. ..................    California
Chicago Title Insurance Company.............................    Missouri
Chicago Title Insurance Company of Oregon...................    Oregon
Chicago Title Insurance Company of Puerto Rico..............    Puerto Rico
Chicago Title Land Trust Company............................    Illinois
Chicago Title of Colorado, Inc. ............................    Colorado
Chicago Title of Michigan, Inc. ............................    Michigan
CKC Corporation.............................................    Washington
Classified Credit Data, Inc. ...............................    California
Commonwealth Title Company..................................    Washington
Creative Land Services, Inc. ...............................    Minnesota
Credit Reports, Inc. .......................................    California
CT/Nevada Holding Co. ......................................    Nevada
Dallas-Fidelity National Title Agency, Inc. ................    Texas
Decatur Title Company L.L.C. ...............................    Illinois

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
                                                                    STATE OF
                        COMPANY NAME                              INCORPORATION
                        ------------                              -------------
EC Purchasing.com, Inc. ....................................    Delaware
Executive Direct............................................    California
Executive Title Agency Corp. ...............................    Ohio
Fidelity Asset Management, Inc. (AZ)........................    Arizona
Fidelity Asset Management, Inc. (CA)........................    California
Fidelity Express Network, Inc. .............................    California
Fidelity National Agency of Arizona, Inc. ..................    Arizona
Fidelity National Agency Sales and Posting..................    California
Fidelity National Appraisal Services, Inc. .................    Kansas
Fidelity National Asset Management Solutions, Inc. .........    Colorado
Fidelity National Company of California.....................    California
Fidelity National Company of Northern California............    California
Fidelity National Credit Services, Inc. ....................    New York
Fidelity National Field Services, Inc. .....................    Delaware
Fidelity National Flood Services, Inc. .....................    Delaware
Fidelity National Home Warranty Company.....................    California
Fidelity National Information Services, Inc. ...............    California
Fidelity National Insurance Services, Inc. (AZ).............    Arizona
Fidelity National Insurance Services, Inc. (CA).............    California
Fidelity National Loan Portfolio Services, Inc. ............    California
Fidelity National Management Services, LLC..................    Delaware
Fidelity National Tax Service, Inc. ........................    California
Fidelity National Title & Escrow of Hawaii, Inc. ...........    Hawaii
Fidelity National Title Agency of Nevada, Inc. .............    Nevada
Fidelity National Title Agency of Pinal County, Inc. .......    Arizona
Fidelity National Title Agency, Inc. .......................    Arizona
Fidelity National Title and Abstract, Inc. .................    Maryland
Fidelity National Title Company.............................    California
Fidelity National Title Company of California...............    California
Fidelity National Title Company of Oregon...................    Oregon
Fidelity National Title Company of Washington, Inc. ........    Washington
Fidelity National Title Insurance Agency of Coconino........    Arizona
Fidelity National Title Insurance Company...................    California
Fidelity National Title Insurance Company of New York.......    New York
Fidelity Participations, Inc. ..............................    California
Fidelity Tax Service, Inc. .................................    California
First Title and Abstract of Monroe County, Inc. (85%).......    Florida
First Title Corporation.....................................    Tennessee
FNF 1031, Inc. .............................................    California
FNF Capital, Inc. ..........................................    Delaware
FNF Escrow Holdings, LLC....................................    California
FNF Funding IX, LLC.........................................    Delaware
FNF Management Corp. .......................................    Delaware
FNTIC Properties............................................    California
Fuentes and Kreischer Title Company.........................    Florida
GF Funding Corp. II.........................................    Delaware
GF Funding Corp. III........................................    Delaware

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
                                                                    STATE OF
                        COMPANY NAME                              INCORPORATION
                        ------------                              -------------
GF Funding Corp. IV.........................................    Delaware
GF Funding Corp. V..........................................    Delaware
GF Funding Corp. VI.........................................    Delaware
GF Funding Corp. VIII.......................................    Delaware
GIT Holding Company, Inc. (60%).............................    Illinois
Greater Illinois Title Company, Inc. .......................    Illinois
Gulf Stream Title Company of Miami..........................    Florida
Heritage American Insurance Services, Inc. .................    California
Hexter-Fair Title Company (50%).............................    Texas
Homesold....................................................    California
Imaged Library Co., L.L.C. (50%)............................    Washington
Internet Escrow Services, Inc. .............................    California
Investment Property Exchange Services, Inc. ................    California
Iowa Land Services Company..................................    Iowa
Island Title Company........................................    Washington
Johnson County Title Company, Inc. .........................    Kansas
Kensington Development Corporation..........................    California
Lake County Trust Company...................................    Indiana
LaSalle County Title Company, L.L.C. (80%)..................    Illinois
LC Investment Corporation...................................    Indiana
LD Exchange.com, Inc. ......................................    Delaware
Lender's Posting and Publishing Company, Inc. ..............    Delaware (not CA)
Lexington Capital Corporation...............................    Illinois
Liberty Title Company, Inc. ................................    Minnesota
LRT Record Services, Inc. ..................................    Texas
Manchester Development Corporation..........................    California
Market Intelligence, Inc. ..................................    Massachusetts
McHenry County Title Company................................    Illinois
McLean County Title Company.................................    Illinois
McNamara, Inc. .............................................    Nevada
Meade Title Agency, Inc. ...................................    Ohio
Micro General Corporation (65.7%)...........................    Delaware
National Alliance Marketing Group, Inc. ....................    California
National Safe Harbor Exchanges..............................    California
National Title Insurance Services, Inc. ....................    North Carolina
Nations Post and Pub Services, Inc. ........................    Kansas
Nations Title of Arizona, Inc. .............................    Arizona
Nations Title, Inc. ........................................    Kansas
Nations Title Insurance of New York, Inc. ..................    New York
North Pacific Funding, Inc. ................................    Washington
Northwest Equities, Inc. ...................................    Texas
Northwest Title Agency of Ohio and Michigan, Inc. ..........    Ohio
Pacific American Property Exchange Corporation..............    California
Professional Escrow, Inc. ..................................    Oregon
R. E. Works.................................................    California
Real EC, Inc. (50%).........................................    Delaware
Real Estate Exchange, Inc. .................................    Oregon

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
                                                                    STATE OF
                        COMPANY NAME                              INCORPORATION
                        ------------                              -------------
Real Estate Index, Inc. ....................................    Illinois
RealInfo, L.L.C. (50%)......................................    Illinois
Rocky Mountain Aviation, Inc. ..............................    Arizona
Rocky Mountain Printing Services, Inc. .....................    California
Rocky Mountain Support Services, Inc. ......................    Arizona
San Joaquin Title Company...................................    California
Security Title Agency, Inc. ................................    Arizona
Security Union Title Insurance Company......................    California
Sentry Service Systems, Inc. ...............................    Arizona
SPI I Company...............................................    Delaware
SPI I, LLC..................................................    Delaware
Statewide Research, Inc. ...................................    Florida
Strategic Property Enterprises, Inc. .......................    California
Strategic Property Investments, Inc. .......................    Delaware
Spring Service Corporation..................................    California
Spring Service Texas, Inc. .................................    Texas
SWT Holding, Inc. ..........................................    Texas
The Title Company of Canada, Ltd. ..........................    Canada
Ticor Financial Company.....................................    California
Ticor Title Insurance Company...............................    California
Title Accounting Services Corporation.......................    Illinois
Title and Trust Company.....................................    Idaho
Title Associates, L.L.C. ...................................    Florida
Title Insurance and Escrow Services, Inc. ..................    Oregon
Title Insurance Policy Co. of Pinal County..................    Arizona
Title Services, Inc. .......................................    Tennessee
TitleServ, Inc. ............................................    New York
Title-Tax, Inc. ............................................    California
TPO, Inc. ..................................................    Oklahoma
Trans Chicago LLC...........................................    Delaware
TT Acquisition Corp. .......................................    Texas
TXMNet, Inc. ...............................................    Delaware
United Financial Management Company.........................    Nevada
United Title of Nevada, Inc. ...............................    Nevada
UTC Capital Group, Inc. ....................................    Texas
WAEC, Inc. .................................................    California
Washington Title Company....................................    Washington
Western Financial Trust Company.............................    California
Yuma Title Agency, Inc. ....................................    Arizona
Yuma Title & Trust Company..................................    Arizona

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